Exhibit 10.26

[Execution Copy]

GUARANTY

THIS GUARANTY (“Guaranty”), dated as of March 31, 2006, is made by each Guarantor named in the signature pages hereof (“Guarantor”), in favor of in favor of DURUS LIFE SCIENCES MASTER FUND LTD., a Cayman Islands Exempted Company (“Lender”).

Aksys, Ltd., a Delaware corporation (“Company”), and Lender are parties to a Bridge Loan Agreement dated as of the date hereof (as amended, amended and restated, modified, renewed or extended from time to time, the “Loan Agreement”) pursuant to which Lender has or will extend certain credit to Company and Company has or will execute and deliver the Note described therein. Guarantor has agreed to guarantee the indebtedness and other obligations of Company to Lender under or in connection with the Loan Agreement, the Notes and the other Loan Documents (as defined in the Loan Agreement and as amended, amended and restated, modified, renewed or extended from time to time) as set forth herein. Guarantor will derive substantial direct and indirect benefits from the extension of credit to Company (which benefits are hereby acknowledged by Guarantor). All capitalized terms used in this Guaranty and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement.

Accordingly, to induce Lender to extend credit to Company, and in consideration thereof, Guarantor hereby agrees as follows:

1.             Guaranty. Guarantor hereby unconditionally and irrevocably guarantees to Lender the full and prompt payment when due (whether at stated maturity, declaration, acceleration, demand or otherwise) and performance of the indebtedness, liabilities and other obligations of Company to Lender, under or in connection with the Loan Agreement, the Note and the other Loan Documents or any other documents or instruments executed or delivered in connection therewith, including interest that accrues after the commencement by or against Company or Guarantor of any Insolvency Proceeding. The terms “indebtedness,” “liabilities” and “obligations” are used herein in their most comprehensive sense and include any and all advances, debts, obligations and liabilities, now existing or hereafter arising, regardless of by what instrument, agreement, contract or entry in Lender’s accounts they may be evidenced, or whether evidenced by any instrument, agreement, contract or entry in Lender’s accounts, whether voluntary or involuntary and whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and whether recovery upon such indebtedness, liabilities and obligations may be or hereafter become unenforceable under the Bankruptcy Code or other applicable law. The foregoing indebtedness, liabilities and other obligations of Company, and all other indebtedness, liabilities and obligations to be paid or performed by Guarantor in connection with this Guaranty (including any and all amounts due under Section 12 hereof), shall hereinafter be collectively referred to as the “Guaranteed Obligations.”

2.             Liability of Guarantor. The liability of Guarantor under this Guaranty shall be irrevocable, absolute, independent and unconditional, and shall not be affected by any circumstance which might constitute a discharge of a surety or guarantor other than the indefeasible payment and performance in full of all Guaranteed Obligations. In furtherance of the foregoing and without limiting the generality thereof, Guarantor agrees as follows:

(i) Guarantor’s liability hereunder shall be the immediate, direct, and primary obligation of Guarantor and shall not be contingent upon Lender’s exercise or enforcement of any remedy it may have against Company or any other Person, or against any collateral for any Guaranteed Obligations; (ii) this Guaranty is a guaranty of payment when due and not of collectibility; (iii) Lender may enforce this Guaranty upon the occurrence of an Event of Default notwithstanding any dispute between Lender and Company with respect to the existence of such default; (iv) Guarantor’s payment of a portion, but not all, of the Guaranteed Obligations shall in no way limit, affect, modify or abridge Guarantor’s liability for any portion of the Guaranteed Obligations remaining unsatisfied; and (v) Guarantor’s liability with respect to the Guaranteed Obligations shall remain in full force and effect without regard to, and shall not be impaired or affected by, nor shall Guarantor be exonerated or discharged by, (A) any Insolvency Proceeding with respect to Company, Guarantor, any other guarantor or any other Person; (B) any limitation, discharge, or cessation of the liability of Company, any other guarantor or any other Person for any Guaranteed Obligations due to any statute, regulation or rule of law, or any invalidity or unenforceability in whole or in part of any of the Guaranteed Obligations; (C) any merger, acquisition, consolidation or change in structure of Company, Guarantor or any other guarantor or Person, or any sale, lease, transfer or other disposition of any or all of the assets or shares of Company, Guarantor, any other guarantor or other Person; (D) any assignment or other transfer, in whole or in part, of Lender’s interests in and rights under this Guaranty, including Lender’s right to receive payment of the Guaranteed Obligations, or any assignment or other transfer, in whole or in part, of Lender’s interests in and to any collateral securing any Guaranteed Obligations; (E) any claim, defense, counterclaim or setoff, other than that of prior performance, that Company, Guarantor, any other guarantor or other Person may have or assert, including any defense of incapacity or lack of corporate or other authority to execute or deliver any Loan Document or this Guaranty or any other document related to the Guaranteed Obligations; (F) Lender’s amendment, modification, renewal, extension, cancellation or surrender of any Loan Document, any Guaranteed Obligations, any collateral securing any Guaranteed Obligations, or Lender’s exchange, release, or waiver of any such collateral; (G) Lender’s exercise or nonexercise of any power, right or remedy with respect to any of the collateral securing any Guaranteed Obligations, including Lender’s compromise, release, settlement or waiver with or of Company, any other guarantor or any other Person; (H) any direction of application of payment to Company, Guarantor, any other guarantor or other Person; (I) Lender’s vote, claim, distribution, election, acceptance, action or inaction in any Insolvency Proceeding related to the Guaranteed Obligations; (J) any impairment or invalidity of any of the collateral securing any Guaranteed Obligations or any failure to perfect any of Lender’s Liens thereon or therein; and (K) any other guaranty of all or any part of the Guaranteed Obligations.

3.             Consents. Guarantor hereby consents and agrees that, without notice to or further assent from Guarantor:  (i) the time, manner, place or terms of any payment under any Loan Document may be extended or changed, including by an increase or decrease in the principal amount or in the interest rate on any Guaranteed Obligation or any fee or other amount payable under such Loan Document, by a modification or renewal of any Loan Document or otherwise; (ii) the time for Company’s (or any other Person’s) performance of or compliance with any term, covenant or agreement on its part to be performed or observed under any Loan Document may be extended, or such performance or compliance waived, or failure in or departure from such performance or compliance consented to, all in such manner and upon such terms as Lender may deem proper; (iii) Lender may discharge or release, in whole or in part any other guarantor or any other Person liable for the payment and performance of all or any part of the Guaranteed Obligations, and may permit or consent to any such action or any result of such action, and Lender shall not be liable to Guarantor for any failure to collect or enforce payment of the Guaranteed Obligations; (iv) Lender may take and hold security of any kind, at any time, as collateral for the Guaranteed Obligations, and may, from time to time, in whole or in part, exchange, sell, surrender, release, subordinate, modify, waive, rescind, compromise or extend such security and may permit or consent to any such action or the result of any such action, and may apply such security and direct the order or manner of sale thereof; (v) Lender may request and accept other guaranties of the Guaranteed Obligations and may, from time to time, in whole or in part, surrender, release, subordinate, modify, waive, rescind, compromise or extend any such guaranty and may permit or consent to any such action or the result of any such action; and (vi) Lender may exercise, or waive or otherwise refrain from exercising, any other right, remedy, power or privilege granted by any Loan Document, or otherwise available to Lender, with respect to the Guaranteed Obligations and any collateral therefor, even if the exercise of such right, remedy, power or privilege affects or eliminates any right of subrogation or any other right of Guarantor against Company; all as Lender may deem advisable, and all without impairing, abridging, releasing or affecting this Guaranty.

4.             Waivers. (a) Guarantor waives and agrees not to assert:  (i) any right to require Lender to proceed against Company, any other guarantor or any other Person, to proceed against or exhaust any collateral or other security held for the Guaranteed Obligations (except to the extent required by applicable law), to give notice of or institute any public or private sale, foreclosure, or other disposition of any collateral or security for the Guaranteed Obligations, including, without limitation, to comply with applicable provisions of the New York Uniform Commercial Code (“UCC”) or any equivalent provision of any other applicable law in connection with the sale, foreclosure, or other disposition of any collateral or to pursue any other right, remedy, power or privilege of Lender whatsoever; (ii) the defense of the statute of limitations in any action hereunder or for the collection or performance of the Guaranteed Obligations; (iii) any defense arising by reason of any lack of corporate or other authority or any other defense of Company, Guarantor or any other Person; (iv) any defense based upon Lender’s errors or omissions in the administration of the Guaranteed Obligations; (v) any rights to set-offs and counterclaims; (vi) any defense based upon an election of remedies (including, if available, an election to proceed by nonjudicial foreclosure) which destroys or impairs the subrogation rights of Guarantor or the right of Guarantor to proceed against Company or any other obligor of the Guaranteed Obligations for reimbursement, and (vii) without limiting the generality of the foregoing, to the fullest extent permitted by law, any other defenses or benefits that may be derived from or afforded by applicable law limiting the liability of or exonerating guarantors or sureties, or which may conflict with the terms of this Guaranty. (b) Guarantor waives any and all notice of the acceptance of this Guaranty, and any and all notice of the creation, renewal, modification, extension or accrual of the Guaranteed Obligations, or the reliance by Lender upon this Guaranty, or the exercise of any right, power or privilege hereunder. The Guaranteed Obligations shall conclusively be deemed to have been created, contracted, incurred and permitted to exist in reliance upon this Guaranty. Guarantor waives promptness, diligence, presentment, protest, demand for payment, notice of default, dishonor or nonpayment and all other notices to or upon Company, Guarantor or any other Person with respect to the Guaranteed Obligations. (c) The obligations of Guarantor hereunder are independent of and separate from the obligations of Company and any other guarantor and upon the occurrence and during the continuance of any default, a separate action or actions may be brought against Guarantor, whether or not Company or any such other guarantor is joined therein or a separate action or actions are brought against Company or any such other guarantor. (d) Guarantor shall not have any right to require Lender to obtain or disclose any information with respect to (i) the financial condition or character of Company or Guarantor or the ability of Company or Guarantor to pay and perform the Guaranteed Obligations; (ii) the Guaranteed Obligations; (iii) any collateral or other security for any or all of the Guaranteed Obligations; (iv) the existence or nonexistence of any other guarantees of all or any part of the Guaranteed Obligations; (v) any action or inaction on the part of Lender or any other Person; or (vi) any other matter, fact or occurrence whatsoever.

5.             Subrogation. Until the Guaranteed Obligations shall be satisfied in full, Guarantor shall not have, and shall not directly or indirectly exercise, (i) any rights that it may acquire by way of subrogation under this Guaranty, by any payment hereunder or otherwise, (ii) any rights of contribution, indemnification, reimbursement or similar suretyship claims arising out of this Guaranty, or (iii) any other right which it might otherwise have or acquire (in any way whatsoever) which could entitle it at any time to share or participate in any right, remedy or security of Lender as against Company or other guarantors, whether in connection with this Guaranty, any other Loan Documents or otherwise. If any amount shall be paid to Guarantor on account of the foregoing rights at any time when any Guaranteed Obligations are outstanding or any Commitment remains in effect, such amount shall be held in trust for the benefit of Lender and shall forthwith be paid to Lender to be credited and applied to the Guaranteed Obligations.

6.             Continuing Guaranty; Reinstatement. Guarantor agrees that this Guaranty is a continuing guaranty relating to any Guaranteed Obligations, including Guaranteed Obligations which may exist continuously or which may arise from time to time under successive transactions, and Guarantor expressly acknowledges that this Guaranty shall remain in full force and effect notwithstanding that there may be periods in which no Obligations exist. This Guaranty shall continue to be effective or shall be reinstated and revived, as the case may be, if, for any reason, any payment of the Guaranteed Obligations by or on behalf of Company or Guarantor (or receipt of any proceeds of collateral) shall be rescinded or must otherwise be restored by Lender, whether as a result of any Insolvency Proceeding or otherwise. To the extent any payment is rescinded or restored, the Guaranteed Obligations shall be revived in full force and effect without reduction or discharge for such payment.

7.             Payments. Guarantor hereby agrees, in furtherance of the foregoing provisions of this Guaranty and not in limitation of any other right which Lender or any other Person may have against Guarantor by virtue hereof, upon the failure of Company to pay any of the Guaranteed Obligations due to Lender when and as the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under §362(a) of the Bankruptcy Code), Guarantor shall forthwith pay, or cause to be paid, in cash, to Lender an amount equal to the amount of the Guaranteed Obligations then due as aforesaid (including interest which, but for the filing of a petition in any Insolvency Proceeding with respect to Company, would have accrued on such Guaranteed Obligations, whether or not a claim is allowed against Company for such interest in any such Insolvency Proceeding). All payments made by Guarantor hereunder shall be applied in accordance with the Loan Agreement. Guarantor shall make each payment hereunder, without deduction (whether for taxes or otherwise), set-off or counterclaim, on the day when due in same day or immediately available funds, and in U.S. dollars.

8.             Representations. Guarantor represents and warrants to Lender that:

(a)           Guarantor is duly organized, validly existing and in good standing under the laws of the jurisdictions in which it is formed and has the requisite power and authority to own its properties and to carry on its businesses as now being conducted. Guarantor is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which the ownership of property or the nature of its businesses conducted by it makes such qualification necessary and where the failure to qualify would reasonably be expected to have a Material Adverse Effect.

(b)           Guarantor has the requisite power and authority to enter into and perform its obligations under this Guaranty and the other Loan Documents to which it is a party. The execution and delivery of this Guaranty and the other Loan Documents to which it is a party by Guarantor and the consummation by Guarantor of the transactions contemplated hereby and thereby have been duly authorized by all necessary action of Guarantor. This Guaranty and the other Loan Documents to which it is a party have been (or when delivered, will have been) duly executed and delivered by Guarantor and constitute (or when so delivered, will constitute) the legal, valid and binding obligations of Guarantor, enforceable against Guarantor in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities law.

(c)           The execution, delivery and performance of this Guaranty and the other Loan Documents to which Guarantor is a party, and the consummation by Guarantor of the transactions contemplated hereby and thereby will not (i) result in a violation of its articles or certificate of incorporation or bylaws, or other applicable organizational documents, or (ii) conflict with, result in a breach of, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give rise to any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which Guarantor is a party or by which any of its property or assets is bound or affected, (iii) result in a violation of any law, rule, regulation, order, judgment or decree applicable to Guarantor or by which any of its property or assets is bound or affected, or (iv) except as contemplated by the Transaction Documents, result in, or require, the creation, or imposition of any Lien upon or with respect to any of the properties or assets of Guarantor.

(d)           Guarantor is not required to obtain any consent, approval, license, exemption, authorization or order of, or make any filing or registration with, any court, governmental agency or authority or any regulatory or self-regulatory agency or any other person in connection with the execution, delivery or performance of its obligations under or contemplated by this Guaranty or the other Loan Documents to which it is a party, except for any filings necessary to perfect any Liens on any Collateral provided by Guarantor.

9.             Covenants. So long as this Guaranty shall be in effect, Guarantor:

(a)           will furnish to Lender from time to time such information respecting Guarantor’s financial condition as Lender may from time to time reasonably request and will execute, acknowledge, deliver, file, notarize and register at its own expense all such further agreements, instruments, certificates, documents and assurances and perform such acts as Lender shall deem necessary or appropriate to effectuate the purposes of this Guaranty and shall reasonably request.

(b)           will observe, perform and comply with all covenants applicable to Guarantor set forth in Article V of the Loan Agreement, which by their terms Company is required to cause Guarantor to observe, perform and comply with, as if such covenants were set forth in full herein.

10.           Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified; (ii) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day; (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) two (2) days after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the parties hereto (i) if to Lender, at its address or facsimile number set forth in the Loan Agreement, and (ii) if to Guarantor, at its address or facsimile number set forth below its name on the signature pages hereof; or, in each case, as notified by such party from time to time at least ten (10) days prior to the effectiveness of such notice.

11.           No Waiver. No failure on the part of Lender to exercise, and no delay in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights and remedies under this Guaranty are cumulative and not exclusive of any rights, remedies, powers and privileges that may otherwise be available to Lender.

12.           Costs and Expenses. Guarantor agrees to pay on demand all reasonable costs and expenses of Lender and reasonable fees and disbursements of counsel in connection with the enforcement, or preservation of any rights under, this Guaranty.

13.           Binding Effect. This Guaranty shall be binding upon Guarantor and its successors and assigns, and inure to the benefit of and be enforceable by Lender and its successors and assigns; provided that Guarantor shall not have the right to assign, transfer, hypothecate or otherwise convey its rights, benefits, obligations or duties hereunder without the prior written consent of Lender. Any such purported assignment, transfer, hypothecation or other conveyance by Guarantor without the prior express written consent of Lender shall be void. Guarantor acknowledges and agrees that in connection with an assignment of, or grant of a participation in, the Guaranteed Obligations, Lender may assign, or grant participations in, all or a portion of its rights and obligations hereunder. Upon any assignment of Lender’s rights hereunder, such assignee or assignees shall have, to the extent of such assignment, all rights of Lender hereunder.

Guarantor agrees that, upon any such assignment, such assignee may enforce directly, without joinder of Lender, the rights of Lender set forth in this Guaranty. Any such assignee shall be entitled to enforce Lender’s rights and remedies under this Guaranty to the same extent as if it were an original secured party named herein.

14.           Entire Agreement; Amendment. There are no conditions to the full effectiveness of this Guaranty. This Guaranty and the other Loan Documents contain the entire agreement of the parties with respect to the subject matter hereof and supersede any prior agreements, commitments, drafts, communication, discussions and understandings, oral or written, with respect thereto. No amendment to this Guaranty, or any waiver of any provision hereof, shall be effective unless it is in writing and signed by Lender and (in the case of any amendment) Guarantor. Any such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

15.           Knowing and Explicit Waivers. Guarantor acknowledges that it has either obtained the advice of legal counsel or has had the opportunity to obtain such advice in connection with the terms and provisions of this Guaranty. Guarantor acknowledges and agrees that each of the waivers and consents set forth herein, including, without limitation, those contained in Sections 2 through 4, are made with full knowledge of their significance and consequences. Additionally, Guarantor acknowledges and agrees that by executing this Guaranty, it is waiving certain rights, benefits, protections and defenses to which it may otherwise be entitled under applicable law. Guarantor further acknowledges and agrees that Lender is relying on such waivers in creating the Guaranteed Obligations, and that such waivers are a material part of the consideration which Lender is receiving for creating the Guaranteed Obligations.

16.           Severability. If any provision of this Guaranty shall be prohibited by or invalid under any applicable law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without affecting the remaining provisions of this Guaranty, or the validity or effectiveness of such provision in any other jurisdiction.

17.           Governing Law; Submission to Jurisdiction; Jury Trial Waiver.

(a)           This Guaranty shall be construed in accordance with and governed by the internal laws of the State of New York (as permitted by Section 5-1401 of the New York General Obligations Law (or any similar successor provision)) without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of New York to the rights and duties of the parties.

(b)           GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY AND THE OTHER LOAN DOCUMENTS TO WHICH IT IS A PARTY, THIS WAIVER BEING A MATERIAL INDUCEMENT FOR LENDER TO ACCEPT THIS GUARANTY AND ENTER INTO THE OTHER LOAN DOCUMENTS.

(c)           For purposes of any suit, action or other legal proceeding relating to this Guaranty or the other Loan Documents to which it is a party or the enforcement of any provision of this Guaranty or such Loan Documents, Guarantor hereby expressly and irrevocably submits and consents to the exclusive jurisdiction of the courts of the State of New York sitting in the borough of Manhattan and the United States District Court for the Southern District of New York for the purposes of any such suit, action or legal proceeding, including to enforce any settlement, order or award; and agrees that such state and federal courts shall be deemed to be a convenient forum; and waives and agrees not to assert (by way of motion, as a defense or otherwise), in any such legal proceeding commenced in such court any claim that Guarantor is not subject personally to the jurisdiction of such court, that such legal proceeding has been brought in an inconvenient forum, that the venue of such proceeding is improper or that the Guaranty or such Loan Documents or the subject matter thereof may not be enforced in or by such court.

(d)           Guarantor agrees to the entry of an order to enforce any resolution, settlement, order or award made pursuant to this Section by the courts of the State of New York sitting in the borough of Manhattan or the United States District Court for the Southern District of New York and in connection therewith hereby waives, and agrees not to assert by way of motion, as a defense, or otherwise, any claim that such resolution, settlement, order or award is inconsistent with or violative of the laws or public policy of the laws of the State of New York or any other jurisdiction.

18.           Future Guarantors. At such time following the date hereof as any Subsidiary of Company (an “Acceding Subsidiary”) is required to accede hereto pursuant to the terms of Section 5.02(m) of the Loan Agreement, such Acceding Subsidiary shall execute and deliver to Lender an accession agreement substantially in the form of Annex 1 (the “Accession Agreement’), signifying its agreement to be bound by the provisions of this Guaranty as a Guarantor to the same extent as if such Acceding Subsidiary had originally executed this Guaranty as of the date hereof.

19.           Multiple Guarantors; Joint and Several Liability. When this Guaranty is executed by more than one Guarantor, the word “Guarantor” shall mean all and any one or more of them, and the obligations of all Persons signing this Guaranty shall be joint and several.

20.           Counterparts. This Guaranty may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

21.           Termination. This Guaranty shall terminate upon payment and performance in full of all Guaranteed Obligations (other than inchoate indemnity obligations and any other obligations which by their terms are to survive the termination of the Loan Documents).

[Signature Pages Following]

IN WITNESS WHEREOF, Guarantor has duly executed this Guaranty, as of the date first above written.

GUARANTORS

GRANTOR:

AKSYS INTERNATIONAL, INC.

By	/s/ Laurence P. Birch
Name: Laurence P. Birch
Title: CEO

Address:

Two Marriot Drive
Lincolnshire, IL 60069
Attn:
Fax: 847-229-2080

With a copy to:

Keith S. Crow P.C.
Kirkland & Ellis LLP
200 East Randolph Drive
Chicago, Illinois 60601
Fax: 312-861-2200

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Annex 1

to the Guaranty

FORM OF ACCESSION AGREEMENT

To:

Re:

Ladies and Gentlemen:

This Accession Agreement is made and delivered pursuant to Section 18 of that certain Guaranty dated as of                 , 2006 (as amended, amended and restated, modified, renewed or extended from time to time, the “Guaranty”), made by each Guarantor named in the signature pages thereof (each a “Guarantor”), in favor of DURUS LIFE SCIENCES MASTER FUND LTD., a Cayman Islands Exempted Company (“Lender”). All capitalized terms used in this Accession Agreement and not otherwise defined herein shall have the meanings assigned to them in either the Guaranty or the Loan Agreement.

Aksys, Ltd., a Delaware corporation (“Company”) is party to that certain Loan Agreement dated as of                 , 2006 (as amended, amended and restated, modified, renewed or extended from time to time, the “Loan Agreement”) by and between Company and Lender.

The undersigned,                                                          [insert name of acceding Guarantor], a                                            [corporation, partnership, limited liability company, etc.], is a Subsidiary of Company and hereby acknowledges for the benefit of Lender that it shall be a “Guarantor” for all purposes of the Guaranty effective from the date hereof. The undersigned confirms that the representations and warranties set forth in Section 8 of the Guaranty are true and correct as to the undersigned as of the date hereof.

Without limiting the foregoing, the undersigned hereby agrees to perform all of the obligations of a Guarantor under, and to be bound in all respects by the terms of, the Guaranty, including Section 9, to the same extent and with the same force and effect as if the undersigned were an original signatory thereto.

This Accession Agreement shall constitute a Loan Document under the Loan Agreement.

This Accession Agreement shall be construed in accordance with and governed by the internal laws of the State of New York (as permitted by Section 5-1401 of the New York General Obligations Law (or any similar successor provision)) without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of New York to the rights and duties of the parties.

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IN WITNESS WHEREOF, the undersigned has duly executed this Accession Agreement, as of                               , 200     .

[GUARANTOR]

By
Title

Address for Notices:
c/o

Attn.:
Fax No.:

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